
EVERY DAY
WE STRIVE TO CONNECT,
SERVE AND ENTERTAIN
MILLIONS OF BUZZTIME FANS.
buzztime
SPORTS
FOOTBALL EDITION
buzztime

Safe Harbor

This presentation contains forward-looking statements which reflect management's current views of future events and operations, including but not limited to statements about our growth plans, product and platform development, new revenue, customer development, improved customer and consumer satisfaction and the number of locations, players and games. These statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include the risks of unsuccessful execution or launch of products, platforms or brands, risks associated with customer retention and growth plans, the impact of alternative entertainment options and technologies and competitive products, brands, technologies and pricing, adverse economic conditions, and the regulatory environment, failure of customer and/or player acceptance or demand for new or existing products, lower market acceptance or appeal of both existing and new products and services by particular demographic groups or audiences as a whole, termination of partnership and contractual relationships and technical problems or outages. Please see NTN Buzztime, Inc.'s recent filings with the Securities and Exchange Commission for information about these and other risks that may affect the Company. All forward-looking statements included in this presentation are based on information available to us on the date hereof. These statements speak only as of the date hereof, and except as required by law NTN Buzztime, Inc. does not undertake to publicly update or revise any of its forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized.


buzztime
DELIVERING INTERACTIVE ENTERTAINMENT AND INNOVATIVE DINING TECHNOLOGY TO BARS AND RESTAURANTS IN NORTH AMERICA.
31 YEARS IN HOSPITALITY
9MM REGISTERED PLAYERS
55,000 TABLETS DEPLOYED
115 MM GAMES PLAYED/YEAR

Key Investment Highlights

Strong player base: 9MM registered players

- Attracts venues
- Opportunity to expand role & revenue share

Venue-driven recurring revenue model

- Experience-focused chains
- Independent locations

New platform, content & features delivering

- Q4 2015 site count 2,960, up third quarter in a row
- 61+% of installed base at Q4 2015

Improved management & profit structure

- Improving quality & reducing costs with strategic partners
- Delivered Q415 Adj. EBITDA positive

Improving the Guest Experience


waste
Wait for table 5 min
Wait to order 5 min
Wait for food 10-30 min
Wait for check 5 min
Wait for receipt 5 min
Arrive
Sit - 1min
Order – 2min
Eat – 10min
Pay – 2min
Leave – 1min
value
46 Minute Experience:
30 Minutes of Waste, 16 Minutes of Value

Opportunities to improve service AND deliver better guest experiences

Providing Network Effect
Benefits Venues & Players


VENUES
Value & Fun
PLAYERS
$4 B
Market
Potential
Customers
~150K restaurants
11B guests/year
+175MM
player potential

Market Growth
Creating Buzztime Opportunity

MARKET PENETRATION*



5%
Adoption

TABLET GROWTH*



2MM
200K
10K
0
2005
2010
2015
2020

**company estimates based on aggregated industry data*

Competitive Landscape

DWELL
(Entertainment)

Trivia, Music, Games
Live entertainment

CONVENIENCE
(Payment)

Mobile, Kiosk, Self-Service


buzztime

LOYALTY
(Engagement)

Programs, Surveys

EFFICIENCY
(Table Turn)

Server handhelds, Order ahead

Long-term Growth Strategy

	SUBSCRIPTION REVENUE	PLAYERS	DATA
INDEPENDENT Chief Need: Value & Price	Get Profitable	Drive Use	Deliver Insights
ENTERPRISE Chief Need: Order & Pay			
ADJACENCIES Chief Need: Value & Price	**PHASE I** Profitable growth	**PHASE II** Player growth	**PHASE III** Analytics growth

Gaming Experts
2015 Launches




PLAY


ROUND 1
Lite

Jackpot Trivia

- Launched Feb. 2015
- #1 trivia game on network by Q315

Buzztime Sports: Football Edition™

- Attracting new players
- Incorporating social & out of venue connection

Academy of Football

- Sponsored platform with desirable audience
- Branded game with Pro Football Hall of Famer Emmett Smith
- Sponsors including MillerCoors & Dr Pepper

NATIONWIDE BAR-TO-BAR
TRIVIA COMPETITION

CREATING THE BUZZ

CASE STUDY: SMARTEST BAR COMPETITION

EVENTS DROVE 41% INCREASED GAMEPLAY

- *1,674 participating locations across the country*

WINNING LOCATION INCREASED ENGAGEMENT

- *Gameplay =72% ↗ added 8% new players*

PATRONS HAD LONGER VISITS, GREATER SPEND

- *Players arrived 1.5 hours early and played long after competition ended*

Expanding Role

Driving Traffic from Outside the Venue



Content
Prizing
Social
Advertising
Email
Venue
Branding

Activating 9MM Registered Players

Partners on Board

FanDuel

lyft

In Pilot

buzztime

Dining Innovators

Driving performance, guest satisfaction & insights

Menu & Payment in 2015



EMV
CAPABLE

Data & insights drive results



$ Sales by Day
M T W Th F Sa Su
Store 1
Store 2
Store 3
Guest Satisfaction
4.5
5
4.2
Store 1
Store 2
Store 3

AROOGA'S GRILLE HOUSE & SPORTS BAR

Higher Tips, Turns, and new insights collected

Go-to-Market Focus

#1 Targeting Experience-focused Chains

- Higher volume per deal
- Longer sales cycle to initial pilots, which may be 6 months
- Greater upside through monetization

ENTERTAINMENT ONLY

SELF-SERVICE DINING + ENTERTAINMENT

LOCATIONS



CHAINS


+1100
BUFFALO WILD WINGS
OLD CHICAGO
+100
+11
+45

BEEF 'O' BRADY'S — GOOD FOOD. GOOD SPORTS.

native grill & wings

HURRICANE GRILL & WINGS

Go-to-Market Focus

#2 Growing Independent Channel

- Shorter sales cycles
- Drives player funnel
- Increases network footprint

Revenue Beyond Subscription



BASE
Subscription & Hardware
Current
NEW Units
Subscription & Hardware
Current
Premium Content
Pay to Play
Scaling
Ads + Data
Transactional
Scaling

61%

Installed base with new technology at Dec. 31, 2015

2015 Accomplishments

UNITS Growing Experience Focused Brands	PLAYERS Improving In-Venue Game Metrics	FINANCIALS Optimizing growth and cost structure
Self-Service & Payment	Entertainment	Hardware

Self-Service & Payment


EMV
CAPABLE

Brands

Entertainment


JACKPOT
TRIVIA
buzztime


MAIN MENU
SPORTS
FOOTBALL EDITION
PLAY
LOGIN

Hardware



Premium Games


buzztime

Financial Highlights

	Q4 2015	INITIATIVES	5 YEAR TARGET
VENUES	2,960	Experienced-focused chains complemented by independent bars & restaurants	10K+
QUARTERLY REVENUE	$6.5M	Increasing ARPU & network monetization	$20M
GROSS MARGIN	49%	Improving production , supply chain & efficiency	+60%
OPERATING MARGIN	-15%	Scalable infrastructure and positive ROI on customer acquisition metrics	+10%

- ***Q4 2015 site count 2,960, up 3rd quarter in a row***
- ***Q4 2015 $300K Adj. EBITDA positive****

** A GAAP and non-GAAP reconciliation is in the appendix.*


CRAFTING THE FUTURE OF INTEGRATED FUN
Thank you
buzztime

Appendix


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buzztime
Oooh, a button!
Touch Here

Non-GAAP Measures

To supplement our consolidated financial disclosures and statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (GAAP), we use certain non-GAAP financial measures, including adjusted earnings before interest, taxes, depreciation and amortization, or Adjusted EBITDA. We compute Adjusted EBITDA by excluding from net profit (or loss) the impact of the following: (a) depreciation and amortization expense; (b) interest expense, net; (c) provision for income taxes; (d) non-cash stock-based compensation expense; (e) other non-cash expenses and charges; and (f) to the extent approved by our lender, other one-time charges and any losses arising from the sale, exchange, transfer or other disposition of assets not in the ordinary course of business. We use this non-GAAP financial measure when evaluating our financial results as well as for internal resource management, planning and forecasting purposes. This non-GAAP financial measure is not intended to represent a measure of performance in accordance with GAAP. Nor should this non-GAAP financial measure be considered as an alternative to statements of cash flows as a measure of liquidity. This non-GAAP financial measure is included herein because we believe it is a measure of operating performance that financial analysts, lenders, investors and other interested parties find to be a useful tool for analyzing companies like us that carry significant levels of non-cash depreciation and amortization charges in comparison to their net income or loss calculated in accordance with GAAP.

GAAP to Adjusted EBITDA Reconciliation

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2015	2014	2015	2014
	(unaudited)			
Net income (loss) per GAAP	$ (990)	$ (1,718)	$ (7,226)	$ (5,030)
Interest expense, net	111	90	481	215
Income tax (benefit) provision	(1)	56	12	84
Depreciation and amortization	932	665	3,104	2,745
EBITDA	52	(907)	(3,629)	(1,986)
Adjustments to EBITDA:				
Excess and obsolete site equipment to be installed	117	129	797	129
Non-cash stock based compensation	115	103	456	283
Impairment of capitalized software	--	7	295	668
Other one-time charges	34	11	334	177
Adjusted EBITDA	$ 318	$ (657)	$ (1,747)	$ (729)

Although adjusted EBITDA is positive for the fourth quarter of 2015, Adjusted EBITDA may not be positive for the first quarter of 2016 or future quarters. Historically, first quarter results have reflected lower Adjusted EBITDA when compared to the other quarters due to the fixed nature of many of the company's operating expenses .